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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 30, 1999


                              THE PMI GROUP, INC.
            (Exact name of registrant as specified in its charter)

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
        DELAWARE                    1-13664                          94-3199675
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)
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          601 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA     94111
            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number including area code:  (415) 788-7878


________________________________________________________________________________
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

The PMI Group, Inc., ("TPG") inadvertently attached an incorrect copy of The PMI Group, Inc., Equity Incentive Plan ("Equity Incentive Plan") as Exhibit 10.2 to Form 10-K filed with the Securities and Exchange Commission on March 30, 1999. A true and correct copy of the Equity Incentive Plan is filed as Exhibit 10.1 hereto.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               The following exhibits are filed with this report:

Exhibit No.  Description

10.1 The PMI Group, Inc., Equity Incentive Plan (amended and restated February 18, 1999)

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              The PMI Group, Inc.
                              (Registrant)

April 7, 1999                 By: /s/ Victor J. Bacigalupi
                                  Victor J. Bacigalupi
                                  Senior Vice President, General Counsel and
                                  and Secretary
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                                 EXHIBIT INDEX

Exhibit No.            Description

10.1 The PMI Group, Inc., Equity Incentive Plan (amended and restated February 18, 1999)